                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 1, 1996



                              MOVIE GALLERY, INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State of other jurisdiction of  incorporation)



0-24548                                                63-1120122
(Commission File Number)                (I.R.S. Employer Identification Number)


739 West Main Street                                     36301
Dothan, Alabama
(Address of principal executive offices)               (Zip Code)



                                (334) 677-2108
              (Registrants telephone number, including area code)

                                      n/a
         (Former name or former address, if changed since last report)



                           Total Number of Pages:  2
                      Index to Exhibits appears on Page 1

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On July 1, 1996, a subsidiary of Movie Gallery, Inc. (the "Subsidiary") acquired Home Vision Entertainment, Inc. ("Home Vision") in a transaction that has been accounted for as a pooling of interests pursuant to an Agreement of Merger dated June 5, 1996 as amended on June 28, 1996 between Home Vision, Movie Gallery, Inc. (the "Company"), the Subsidiary and certain shareholders of Home Vision. Home Vision operates 55 video specialty stores in Maine, New Hampshire and Massachusetts. The Company issued approximately 731,000 shares of its common stock to Home Vision shareholders upon consummation of the merger. The purchase price and the number of shares of common stock issued at closing is subject to adjustment within 60 days to reflect the actual amount of assumed liabilities and available cash (currently estimated to be $12,500,000) at the closing. The operating assets acquired in the merger consist primarily of merchandise inventory for sale and videocassette rental inventory which were used by Home Vision in operation of its video specialty stores and which the Company intends to use for the same purpose.

Item 5.  Other Events
         ------------

Effective July 10, 1996, the Company entered into a Credit Agreement with First Union National Bank of North Carolina with respect to a $125,000,000 Reducing Revolving Credit Facility. The credit facility has a term of four years and replaces the Company's current line of credit agreement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

    (a)  Financial statements of business acquired
    (b)  Pro forma financial information

       It is impractical to file the required financial statements and pro forma financial statements at this time. The Company will file such statements no later than 60 days after the filing of this Form 8-K.

    (c)  Exhibits

       1. Agreement of Merger between Home Vision Entertainment, Inc. and Movie Gallery, Inc. dated June 5, 1996 and Amendment to Agreement of Merger dated June 28, 1996.

       2. Credit Agreement between First Union National Bank of North Carolina and Movie Gallery, Inc. dated July 10, 1996.

Item 8. Change in Fiscal Year
        ---------------------

On July 1, 1996, Movie Gallery, Inc., currently a calendar year registrant, adopted a fiscal year which will end on the first Sunday following December 30. This change will result in the Company having a 52 or 53 week year. The 1996 Form 10-K will reflect a 53 week year ending January 5, 1997.

                              SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MOVIE GALLERY, INC.



Date:  July 15, 1996
                                      By:  /s/ J. Steven Roy
                                         ---------------------------------
                                         J. Steven Roy
                                         Senior Vice President and
                                         Chief Financial Officer












                                                                               2